Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-KSB of Marshall Holdings International, Inc. for the fiscal year ending December 31, 2006, I, W. Jamie Plante, Chief Financial Officer of Marshall Holdings International, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.           Such Annual Report on Form 10-KSB for the fiscal year ending December 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in such Annual Report on Form 10-KSB for the fiscal year ending December 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of Marshall Holdings International, Inc.

Dated: April 16, 2008.

/s/ W. Jamie Plante
W. Jamie Plante, Chief Financial Officer of
Marshall Holdings International, Inc.